                                                                   EXHIBIT 23.2D

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, John B. Neff, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Post-Effective Amendment to the Registration Statement on Form S-4.

                                          Signature: /s/ JOHN B. NEFF
                                                     -----------------
                                                         John B. Neff

Dated: July 23, 1997